Fees Summary	Sep. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,199,352.13
Previously Paid Amount	0.00
Total Fee Amount	994.23
Total Offset Amount	0.00
Net Fee	$ 994.23